UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03380
Name of Fund: Legg Mason Value Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: March 31, 2006
Date of reporting period: March 31, 2006

Item 1. Report of Shareholders

Annual Report to Shareholders       1
Management’s Discussion of Fund Performance
Legg Mason Value Trust, Inc.
   Total returns for the Fund for various periods ended March 31, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns

	First Quarter	One	Three	Five	Ten	Fifteen		Twenty		Since
	2006	Year	Years	Years	Years	Years		Years		InceptionA

Value Trust
Primary Class	+0.6%	+12.7%	+20.6%	+5.3%	+14.5%	+15.5%		+12.7%		+16.3%
Financial Intermediary Class	+0.8%	+13.4%	+21.4%	+6.0%	N/A	N/A		N/A		+6.7%
Institutional Class	+0.9%	+13.8%	+21.8%	+6.3%	+15.6%	N/A		N/A		+18.2%
S&P 500 Stock Composite IndexB	+4.2%	+11.7%	+17.2%	+4.0%	+8.9%	+10.8%		+11.4%		+13.6%
Dow Jones Industrial AverageB	+4.2%	+8.3%	+14.1%	+4.6%	+9.2%	+11.8%		+12.3%		+14.7%
NASDAQ CompositeB	+6.4%	+18.0%	+21.1%	+5.5%	+8.3%	+11.1%	C	+9.6%	C	+11.2%	C
Lipper Large-Cap Core FundsB	+3.9%	+11.6%	+15.5%	+2.6%	+7.3%	+9.7%		+10.0%		+12.1%
Lipper Large-Cap Growth FundsB	+2.8%	+14.2%	+14.5%	+0.9%	+6.5%	+8.9%		+9.3%		+11.3%
Lipper Large-Cap Value FundsB	+4.6%	+11.4%	+18.8%	+5.1%	+8.6%	+10.7%		+10.7%		+13.0%
Lipper Diversified Equity FundsB	+6.6%	+16.7%	+20.5%	+6.2%	+8.7%	+10.6%		+10.3%		+12.0%
Value Line IndexB	+8.3%	+15.4%	+22.3%	+3.9%	+2.6%	+4.3%		+3.9%		+5.3%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
   Legg Mason Value Trust Primary Class gained 12.7% for the year ending March 31, 2006, beating its benchmark, the S&P 500 Stock Composite Index’s (S&P 500) 11.7% performance. The market performed well as corporate earnings grew more than 10% in 2005 despite pressure from high oil prices. Market returns were particularly strong in the first quarter of 2006 as market concerns over inflation and an overly aggressive Federal Reserve (Fed) were alleviated by a slowing housing market, a drop in fourth quarter real gross domestic product (GDP) to 1.7% from 4.1% in the prior quarter and a rise in 10-year yields from 4.4% at the end of 2005 to 4.9% on March 31, 2006. In fact, the S&P 500’s total return of 4.2% was its best first quarter showing since 1999, while the NASDAQ Composite Index had its best March quarter since 2000, and the Dow Jones Industrial Average (DJIA) its best since 2002. Commodities also had extremely high year-over-year price increases with silver up 62%, copper up 60% and gold up 36%.

A	The Fund’s Primary Class inception date is April 16, 1982. The Financial Intermediary Class inception date is March 23, 2001. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning April 30, 1982.

B	See Glossary of Index Definitions on page 26. It is not possible to invest in an index.

C	This return does not include reinvestment of dividends or capital distributions.

2      Annual Report to Shareholders
Management’s Discussion of Fund Performance — Continued

Total Returns Periods
Ending March 31, 2006

	3 Months	1 Year

S&P 500 Stock Composite Index	+4.2%	+11.7%
Dow Jones Industrial Average	+4.2%	+8.3%
NASDAQ Composite	+6.4%	+18.0%
S&P Mid-Cap 400 IndexB	+7.6%	+21.6%
Russell 1000 IndexB	+4.5%	+13.3%
Russell 2000 IndexB	+13.9%	+25.9%
Russell 3000 IndexB	+5.4%	+14.3%

   Small- and mid-cap companies continued to outpace large caps. The S&P 400 Mid-Cap Index earned 21.6% for the year ending March 31, 2006, beating the S&P 500 by a whopping 990 basis points!D Similarly, the Russell 1000 Index, which consists of the largest 1000 companies in the Russell Index, posted a 13.3% gain underperforming its smaller cap brethren the Russell 2000 Index’s 25.9% performance by 1,267 basis points! This theme reared its head within the Value Trust as well. Of the companies that were in the portfolio for the entire 12-month period, the 10 companies with the largest capitalizations were up 6% on average, which pales in comparison to the 26% average return of the 10 smallest cap companies in the Fund. The recent outperformance of small-caps may be evidence of piling on, or piling in, by hedge funds. Many hedge funds are trend followers. They tend to go where the action is. Lately, the action has clearly been in small-caps. According to Albert Richards, Citigroup’s U.S. small- and mid-cap strategist, a representative sample of hedge funds have 59% of their assets in companies with market floats (shares outstanding less insider holdings) less than $10 billion, compared to the 28% that those companies represent of the Russell 3000 Index.
   Energy was again the strongest performing group in the market – the S&P Energy group was up 22% for the 12-month period. Value Trust’s lack of any energy exposure hurt its performance relative to the market. Value Trust did benefit from exposure to the two next best performing groups, financials and telecom, given its 14% and 11% weights, respectively. Both groups posted 17% returns for the year. In fact, two of Value Trust’s five top contributors to performance were telecom names. Qwest Communications International Inc. contributed 1.9% and Sprint Nextel Corporation added 1.4% to the Fund as consolidation in the industry continued, driving up returns. Google Inc. was the Fund’s top contributor to performance increasing overall return by 2.9% as it rose 116.1%. The market underestimated the power of Google’s business model. On March 31, 2005, it traded at 15 times what analysts now estimate it will earn next year – very cheap for a company growing revenues at over 40%. Other gainers include Health Net Inc. (55.4%), McKesson Corporation (38.8%) and Seagate Technology (37.0%).
   In addition to a lack of energy exposure, some individual names hurt the Fund’s performance. Tyco International Ltd. detracted 1.5% from the annual return of the Fund, which was the most pain induced by any single name. Tyco’s poor performance was a result of operational problems and the market’s poor reaction to the company’s decision to break itself up. Eastman Kodak Company hurt the Fund’s performance by 46 basis points for the 12-month period as it continued its transition from an analog company to a digital one. Kodak’s performance has been better lately – it rose 30% since the end of October and was the third best performer in the Fund for the first quarter of 2006. Other laggards for the year included International Business Machines Corporation (-8.9%), Yahoo! Inc. (-4.8%) and Time Warner Inc. (-3.5%)
Bill Miller, CFA
May 1, 2006
DJIA 11,343.3

D	100 basis points = 1%.

Annual Report to Shareholders       3
Expense Example
Legg Mason Value Trust, Inc.
   As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.
Actual Expenses
   The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

			Expenses PaidA
	Beginning	Ending	During the
	Account	Account	Period
	Value	Value	10/1/05 to
	10/1/05	3/31/06	3/31/06

Primary Class
Actual	$1,000.00	$1,067.30	$8.66
Hypothetical (5% return before expenses)	1,000.00	1,016.55	8.45
Financial Intermediary Class
Actual	$1,000.00	$1,070.90	$5.27
Hypothetical (5% return before expenses)	1,000.00	1,019.85	5.14
Institutional Class
Actual	$1,000.00	$1,072.50	$3.57
Hypothetical (5% return before expenses)	1,000.00	1,021.49	3.48

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.68%, 1.02%, and 0.69% for the Primary Class, Financial Intermediary Class and Institutional Class respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

4      Annual Report to Shareholders
Performance Information
Legg Mason Value Trust, Inc.
   The graphs on the following pages compare the Fund’s total returns to the Value LineA and S&P 500 Stock Composite indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	See Glossary of Index Definitions on Page 26. It is not possible to invest in an index.

Annual Report to Shareholders       5
Growth of a $10,000 Investment — Primary Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+12.70%	+12.70%
Five Years	+29.27%	+5.27%
Ten Years	+286.42%	+14.47%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6      Annual Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+13.43%	+13.43%
Five Years	+33.73%	+5.99%
Life of Class*	+38.42%	+6.69%

* Inception date: March 23, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Annual Report to Shareholders       7
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+13.81%	+13.81%
Five Years	+35.90%	+6.33%
Ten Years	+326.80%	+15.62%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8      Annual Report to Shareholders
Performance Information — Continued
Portfolio Composition (As of March 31, 2006) C
(As a percentage of net assets)
Top Ten Holdings (As of March 31, 2006)

% of
Security	Net Assets

Sprint Nextel Corporation	6.9%
UnitedHealth Group Incorporated	4.9%
Tyco International Ltd.	4.8%
The AES Corporation	4.3%
Amazon.com, Inc.	4.2%
Google Inc.	4.0%
J.P. Morgan Chase & Co.	3.8%
Qwest Communications International Inc.	3.7%
Aetna Inc.	3.3%
Eastman Kodak Company	3.2%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders       9
Selected Portfolio Performance D

Strongest performers for the year ended March 31, 2006E

1.	Google Inc.	+116.1%
2.	Qwest Communications International Inc.	+83.8%
3.	Health Net Inc.	+55.4%
4.	McKesson Corporation	+38.8%
5.	Seagate Technology	+37.0%
6.	Aetna Inc.	+31.2%
7.	Waste Management Inc.	+26.0%
8.	J.P. Morgan Chase & Co.	+25.0%
9.	Intuit Inc.	+21.5%
10.	Cisco Systems, Inc.	+21.1%

Weakest performers for the year ended March 31, 2006E

1.	Tyco International Ltd.	-19.3%
2.	Expedia, Inc.F	-15.3%
3.	Eastman Kodak Company	-10.8%
4.	International Business Machines Corporation	-8.9%
5.	Yahoo! Inc.	-4.8%
6.	Time Warner Inc.	-3.5%
7.	Pfizer Inc.	-2.1%
8.	Sears Holdings Corporation	-1.0%
9.	The AES Corporation	+4.2%
10.	eBay Inc.	+4.7%
Portfolio Changes

Securities added during the 1st quarter 2006	Securities sold during the 1st quarter 2006

American International Group, Inc.	None
General Electric Company
Symantec Corporation

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire year.

F	Acquired as the result of a spinoff from IAC/InterActiveCorp. Performance is for the period 7/20/05 - 3/31/06.

10      Annual Report to Shareholders
Portfolio of Investments
Legg Mason Value Trust, Inc.
March 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.1%
Consumer Discretionary — 28.0%
Household Durables — 4.9%
Beazer Homes USA, Inc.	2,001	$131,472
Centex Corporation	5,503	341,125
Pulte Homes, Inc.	10,005	384,404
The Ryland Group, Inc.	2,001	138,876

		995,877

Internet and Catalog Retail — 8.7%
Amazon.com, Inc.	23,244	848,642	A,B
Expedia, Inc.	19,210	389,393	A,B
IAC/InterActiveCorp	18,010	530,740	A,B

		1,768,775

Leisure Equipment and Products — 3.2%
Eastman Kodak Company	23,013	654,476	A

Media — 5.9%
The DIRECTV Group, Inc.	28,716	470,939	B
Time Warner Inc.	21,011	352,781
WPP Group plc	32,068	384,843

		1,208,563

Multi-Line Retail — 3.2%
Sears Holdings Corporation	4,900	647,976	B

Specialty Retail — 2.1%
The Home Depot, Inc.	10,005	423,228

Financials — 14.3%
Consumer Finance — 1.8%
Capital One Financial Corporation	4,446	357,952

Diversified Financial Services — 6.3%
Citigroup Inc.	10,506	496,179
J.P. Morgan Chase & Co.	18,810	783,248

		1,279,427

Annual Report to Shareholders       11

	Shares/Par	Value

Financials — Continued
Insurance — 1.9%
American International Group, Inc.	700	$46,263
The St. Paul Travelers Companies, Inc.	8,405	351,224

		397,487

Thrifts and Mortgage Finance — 4.3%
Countrywide Financial Corporation	15,008	550,794
MGIC Investment Corporation	5,003	333,323	A

		884,117

Health Care — 14.1%
Health Care Providers and Services — 12.7%
Aetna Inc.	13,650	670,744
Health Net Inc.	9,905	503,377	A,B
McKesson Corporation	7,897	411,676
UnitedHealth Group Incorporated	17,974	1,004,016

		2,589,813

Pharmaceuticals — 1.4%
Pfizer Inc.	11,506	286,735

Industrials — 7.5%
Building Products — 0.6%
Masco Corporation	3,702	120,278

Commercial Services and Supplies — 1.9%
Waste Management Inc.	11,227	396,299

Industrial Conglomerates — 5.0%
General Electric Company	1,200	41,736
Tyco International Ltd.	36,020	968,204

		1,009,940

Information Technology — 20.3%
Communications Equipment — 1.3%
Cisco Systems, Inc.	12,007	260,181	B

Computers and Peripherals — 5.7%
Dell Inc.	11,100	330,336	B
Hewlett-Packard Company	8,100	266,490
International Business Machines Corporation	3,002	247,542
Seagate Technology	12,364	325,539	B

		1,169,907

12      Annual Report to Shareholders
Portfolio of Investments — Continued
Legg Mason Value Trust, Inc.

	Shares/Par	Value

Information Technology — Continued
Internet Software and Services — 9.5%
eBay Inc.	15,508	$605,754	B
Google Inc.	2,077	810,077	B
Yahoo! Inc.	16,200	522,612	B

		1,938,443

Software — 3.8%
CA Inc.	5,900	160,539
Electronic Arts Inc. (EA)	8,004	437,995	B
Intuit Inc.	2,680	142,555	B
Symantec Corporation	1,500	25,245	B

		766,334

Telecommunication Services — 10.6%
Diversified Telecommunication Services — 3.7%
Qwest Communications International Inc.	111,554	758,570	A,B

Wireless Telecommunication Services — 6.9%
Sprint Nextel Corporation	54,029	1,396,099

Utilities — 4.3%
Independent Power Producers and Energy Traders — 4.3%
The AES Corporation	51,527	879,044	A,B

Total Common Stocks and Equity Interests (Identified Cost — $13,425,296)		20,189,521

Repurchase Agreements — 1.0%
Bank of America 4.75%, dated 3/31/06, to be repurchased at $107,948 on 4/3/06 (Collateral: $112,390 Freddie Mac notes, 2.375%, due 2/15/07, value $110,174)	$107,905	107,905

J.P. Morgan Chase & Co. 4.70%, dated 3/31/06, to be repurchased at $107,947 on 4/3/06 (Collateral: $109,789 Fannie Mae notes, 4.75%, due 8/10/07, value $110,201)	107,905	107,905

Total Repurchase Agreements (Identified Cost — $215,810)		215,810

Total Investments — 100.1% (Identified Cost — $13,641,106)		20,405,331
Other Assets Less Liabilities — (0.1%)		(26,154)

Net Assets — 100.0%		$20,379,177

A	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer.

B	Non-income producing.
See notes to financial statements.

Annual Report to Shareholders       13
Statement of Assets and Liabilities
Legg Mason Value Trust, Inc.
March 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value
Affiliated companies (Identified Cost – $3,888,913)		$4,897,564
Non-affiliated companies (Identified Cost – $9,536,383)		15,291,957
Short-term securities at value (Identified Cost – $215,810)		215,810
Receivable for fund shares sold		151,400
Receivable for securities sold		5,057
Dividends and interest receivable		5,818
Other assets		110

Total Assets		20,567,716
Liabilities:
Payable for fund shares repurchased	$27,179
Payable for securities purchased	137,613
Accrued management fee	11,183
Accrued distribution and service fees	10,117
Accrued expenses	2,447

Total Liabilities		188,539

Net Assets		$20,379,177

Net assets consist of:
Accumulated paid-in-capital applicable to:
175,260 Primary Class shares outstanding		$7,139,683
27,278 Financial Intermediary Class shares outstanding		1,796,669
81,435 Institutional Class shares outstanding		5,119,362
Accumulated net investment loss		(64)
Accumulated net realized loss on investments		(440,699)
Unrealized appreciation of investments		6,764,226

Net Assets		$20,379,177

Net Asset Value Per Share:
Primary Class		$69.14

Financial Intermediary Class		$75.07

Institutional Class		$76.30

See notes to financial statements.

14      Annual Report to Shareholders
Statement of Operations
Legg Mason Value Trust, Inc.
For the Year Ended March 31, 2006
(Amounts in Thousands)

Investment Income:
Dividends
Affiliated companies	$14,269
Non-affiliated companies	135,395
Interest	5,886

Total income			$155,550
Expenses:
Management fee	120,739
Distribution and service fees:
Primary Class	109,572
Financial Intermediary Class	3,735
Audit and legal fees	575
Custodian fee	1,467
Directors’ fees and expenses	49
Registration fee	294
Reports to shareholders	881
Transfer agent and shareholder servicing expense:
Primary Class	5,767
Financial Intermediary Class	1,314
Institutional Class	429
Other expenses	785

	245,607
Less: Expenses reimbursed by adviser	(93)
Compensating balance credits	(4)

Total expenses, net of reimbursements and compensating balance credits			245,510

Net Investment Loss			(89,960)
Net Realized and Unrealized Gain on Investments:
Realized gain on investments and foreign currency transactions	988,591	A,B,C
Change in unrealized appreciation of investments and foreign currency translations	1,322,630

Net Realized and Unrealized Gain on Investments			2,311,221

Change in Net Assets Resulting From Operations			$2,221,261

A	See Note 1, Commission Recapture, in the notes to financial statements.

B	Includes $67,780 of net realized gains on the sales of shares of Affiliated Companies.

C	See Note 1, Redemption In-kind, in the notes to financial statements.
See notes to financial statements.

Annual Report to Shareholders       15
Statement of Changes in Net Assets
Legg Mason Value Trust, Inc.
(Amounts in Thousands)

	For the Years Ended
	March 31,

	2006	2005

Change in Net Assets:
Net investment loss	$(89,960)	$(77,576)
Net realized gain on investments and foreign currency transactions	988,591	147,448
Increase in unrealized appreciation of investments and foreign currency translations	1,322,630	951,255

Increase in net assets resulting from operations	2,221,261	1,021,127
Change in net assets from Fund share transactions:
Primary Class	(449,985)	(281,498)
Financial Intermediary Class	926,106	411,719
Institutional Class	1,174,510	1,135,949

Change in net assets	3,871,892	2,287,297
Net Assets:
Beginning of year	16,507,285	14,219,988

End of year	$20,379,177	$16,507,285

Undistributed net investment loss	$(64)	$—

See notes to financial statements.

16      Annual Report to Shareholders
Financial Highlights
Legg Mason Value Trust, Inc.
   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.
Primary Class:

	Years Ended March 31,

	2006	2005	2004	2003		2002

Net asset value, beginning of year	$61.35	$57.55	$39.41	$48.23		$53.73

Investment operations:
Net investment loss	(.55)	(.46)	(.31)	(.15	)A	(.28	)A
Net realized and unrealized gain (loss) on investments	8.34	4.26	18.45	(8.67)		(4.96)

Total from investment operations	7.79	3.80	18.14	(8.82)		(5.24)

Distributions:
From net realized gain on investments	—	—	—	—		(.26)

Total distributions	—	—	—	—		(.26)

Net asset value, end of year	$69.14	$61.35	$57.55	$39.41		$48.23

Total return	12.70%	6.60%	46.03%	(18.29)%		(9.82)%
Ratios to Average Net Assets:B
Total Expenses	1.68%	1.68%	1.70%	1.72	%C	1.68	%C
Expenses net of waivers, if any	1.68%	1.68%	1.70%	1.72	%C	1.68	%C
Expenses net of all reductions	1.68%	1.68%	1.70%	1.72	%C	1.68	%C
Net investment income (loss)	(.83)%	(.77)%	(.61)%	(.37)%		(.53)%
Supplemental Data:
Portfolio turnover rate	12.7%	8.8%	3.8%	25.0%		24.4%
Net assets, end of year (in thousands)	$12,117,518	$11,208,979	$10,790,770	$6,981,433		$9,378,228

A	Computed using average shares outstanding.

B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

C	Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.72% for the year ended March 31, 2003 and 1.68% for the year ended March 31, 2002.
See notes to financial statements.

Annual Report to Shareholders       17
Financial Intermediary Class:

	Years Ended March 31,

	2006	2005	2004	2003		2002

Net asset value, beginning of year	$66.18	$61.67	$41.95	$50.97		$56.38

Investment operations:
Net investment income/(loss)	(0.10)	(.07)	.02	.12	A	.08	A
Net realized and unrealized gain/(loss) on investments	8.99	4.58	19.70	(9.14)		(5.23)

Total from investment operations	8.89	4.51	19.72	(9.02)		(5.15)

Distributions:
From net realized gain on investments	—	—	—	—		(.26)

Total distributions	—	—	—	—		(.26)

Net asset value, end of year	$75.07	$66.18	$61.67	$41.95		$50.97

Total return	13.43%	7.31%	47.01%	(17.70)%		(9.20)%
Ratios of Average Net Assets:B
Total Expenses	1.02%	1.03%	1.03%	1.07	%D	1.01	%D
Expenses net of waivers, if any	1.02%	1.03%	1.03%	1.07	%D	1.01	%D
Expenses net of all reductions	1.02%	1.03%	1.03%	1.07	%D	1.01	%D
Net investment income (loss)	(.18)%	(.14)%	.04%	.27%		.14%
Supplemental Data:
Portfolio turnover rate	12.7%	8.8%	3.8%	25.0%		24.4%
Net assets, end of year (in thousands)	$2,047,848	$944,489	$500,241	$227,189		$157,964

D	Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.07% for the year ended March 31, 2003, and 1.01% for the year ended March 31, 2002.
See notes to financial statements.

18      Annual Report to Shareholders
Financial Highlights — Continued
Institutional Class:

	Years Ended March 31,

	2006	2005	2004	2003		2002

Net asset value, beginning of year	$67.04	$62.26	$42.21	$51.12		$56.38

Investment operations:
Net investment income	.10	.12	.18	.28	A	.25	A
Net realized and unrealized gain/(loss) on investments	9.16	4.66	19.87	(9.19)		(5.25)

Total from investment operations	9.26	4.78	20.05	(8.91)		(5.00)

Distributions:
From net realized gain on investments	—	—	—	—		(.26)

Total distributions	—	—	—	—		(.26)

Net asset value, end of year	$76.30	$67.04	$62.26	$42.21		$51.12

Total return	13.81%	7.68%	47.50%	(17.43)%		(8.95)%
Ratios of Average Net Assets:B
Total Expenses	.69%	.69%	.70%	.72	%E	.70	%E
Expenses net of waivers, if any	.69%	.69%	.70%	.72	%E	.70	%E
Expenses net of all reductions	.69%	.69%	.70%	.72	%E	.70	%E
Net investment income (loss)	.16%	.21%	.38%	.64%		.45%
Supplemental Data:
Portfolio turnover rate	12.7%	8.8%	3.8%	25.0%		24.4%
Net assets, end of year (in thousands)	$6,213,811	$4,353,817	$2,928,977	$1,434,110		$1,762,276

E	Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 0.72% for the year ended March 31, 2003, and 0.70% for the year ended March 31, 2002.
See notes to financial statements.

Annual Report to Shareholders       19
Notes to Financial Statements
Legg Mason Value Trust, Inc.
(Amounts in Thousands)
1. Significant Accounting Policies:
   The Legg Mason Value Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.
   The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary and Financial Intermediary Class shares and transfer agent and shareholder servicing expenses, which are determined separately for each class.
   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
Security Valuation
   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
   The Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. All fair valued securities are identified in the portfolio of investments.
Security Transactions
   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
   For the year ended March 31, 2006, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales

$3,995,461	$2,310,469
Foreign Currency Translation
   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.
Repurchase Agreements
   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase,

20      Annual Report to Shareholders
Notes to Financial Statements — Continued
Legg Mason Value Trust, Inc. — Continued
and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
Compensating Balance Credits
   The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.
Commission Recapture
   The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. During the year ended March 31, 2006, the Fund received $601 in commission rebates.
Redemption In-Kind
   The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the year ended March 31, 2006, the Fund realized $81,368 of net gain on $239,664 redemption in-kind transactions.
Subscription In-Kind
   The Fund under certain conditions may accept portfolio securities rather than cash as payment for the purchase of fund shares. The cost basis of contributed securities is equal to the market value of securities on the date of contribution. There are no gains or losses recognized by the Fund and there are no tax consequences on subscription in-kind transactions. During the year ended March 31, 2006, the Fund accepted $22,645 of subscriptions in-kind.
Investment Income and Distributions to Shareholders
   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with Federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.
Foreign Taxes
   The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Annual Report to Shareholders       21
Other
   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims in considered remote.
2. Federal Income Taxes:
   No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term gains and net gains on foreign currency transactions are treated as ordinary income for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.
   No ordinary income dividends or capital gain distributions were paid during the years ended March 31, 2006 and 2005.
   The tax basis components of net assets at March 31, 2006, were:

Unrealized appreciation	$7,144,055
Unrealized depreciation	(396,990)

Net unrealized appreciation/(depreciation)	6,747,065
Capital loss carryforwards	(423,538)
Post October and other deferrals	(64)
Paid-in capital	14,055,714

Net assets	$20,379,177

   The difference between book and tax basis unrealized depreciation is primarily due to the tax deferral of wash sale losses.
   Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the following tax year.
   The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the current fiscal year, the Fund utilized $903,434 of capital loss carryforwards to offset current year realized gains. Unused capital loss carryforwards for federal income tax purposes at March 31, 2006, were:

Expiration Date	Amount

2011	$271,882
2012	151,656
   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2006, the Fund recorded the following permanent reclassifications, which relate primarily to the reclassification of the current net operating

22      Annual Report to Shareholders
Notes to Financial Statements — Continued
Legg Mason Value Trust, Inc. — Continued
loss, gain/(loss) on currency transactions and redemption in kind transactions. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$89,896
Accumulated net realized gain/(loss)	(81,848)
Paid-in capital	(8,048)
   At March 31, 2006, the cost of investments for federal income tax purposes was $13,658,267.
3. Transactions With Affiliates:
   The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. On January 1, 2006, the advisory fee rate structure paid by the Fund to LMCM was revised as follows:

Fee rate prior to 1/1/06

Advisory	Asset
Fee	Breakpoint

1.00%	Up to $100 million
0.75%	$100 million - $1 billion
0.65%	In excess of $1 billion

Fee rate as of 1/1/06

Advisory	Asset
Fee	Breakpoint

0.70%	Up to $2 billion
0.65%	In excess of $2 billion
   The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors. For the year ended March 31, 2006, LMCM reimbursed the Fund $93 for these expenses.
   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund.
   On December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) replaced Legg Mason Wood Walker, Inc. (“Legg Mason”) as distributor for the Fund. The compensation agreements between the Fund and LMIS are identical to the previous arrangements between the Fund and Legg Mason. LMIS receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee

Primary Class	0.70%	0.25%
Financial Intermediary Class	N/A	0.25%
   The Fund paid $22 in brokerage commissions to Legg Mason or any of its affiliates for Fund security transactions during the year ended March 31, 2006.

Annual Report to Shareholders       23
   LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $1,298 for the year ended March 31, 2006.
   LMCM, LMFA, LMIS, and LMFS are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.
   Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.
4. Transactions With Affiliated Companies:
   An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended March 31, 2006, with companies which are or were affiliated were as follows:

		Purchased		Sold
	Value at					Dividend	Value at	Realized
	3/31/05	Cost	Shares	Cost	Shares	Income	3/31/06	Gain/(Loss)

Amazon.com, Inc.	$805,345	$2,081	57	$5,688	313	$—	$848,642	$6,293
Eastman Kodak Company	553,350	156,207	6,303	10,766	290	10,100	654,475	(4,354)
Expedia Inc.A	—	52,512	2,454	4,979	211	—	389,393	(1,013)
Health Net Inc.	349,997	499	13	19,274	807	—	503,377	17,312
IAC/ InterActiveCorp	757,180	34,450	1,236	7,013	259	—	530,740	(498)
MGIC Investment Corporation	462,525	474	8	105,353	2,505	4,169	333,323	47,731
Qwest Communications International, Inc.	410,700	7,880	2,057	8,923	1,503	—	758,570	(2,860)
The AES Corporation	851,760	3,469	219	5,607	692	—	879,044	5,169

	$4,190,857	$257,572		$167,603		$14,269	$4,897,564	$67,780

5. Line of Credit:
   The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2006.

A	Prior to April 1, 2005, this security did not have affiliate status since the Fund acquired the security as the result of a spinoff from IAC/Interactive Corp.

24      Annual Report to Shareholders
Notes to Financial Statements — Continued
Legg Mason Value Trust, Inc. — Continued
6. Fund Share Transactions:
   At March 31, 2006, there were 450,000 shares authorized at $.001 par value for the Primary Class, 100,000 shares authorized at $.001 par value for the Financial Intermediary Class, and 450,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

	Primary Class		Financial Intermediary Class		Institutional Class

	Year Ended		Year Ended		Year Ended

	3/31/06	3/31/05	3/31/06	3/31/05	3/31/06	3/31/05

Shares:
Sold	25,601	18,360	20,953	10,913	28,950	25,631
Repurchased	(33,045)	(23,169)	(7,947)	(4,753)	(12,459)	(7,730)

Net Change	(7,444)	(4,809)	13,006	6,160	16,491	17,901

Amount:
Sold	$1,717,546	$1,088,526	$1,482,121	$710,925	$2,082,908	$1,637,520
Repurchased	(2,167,531)	(1,370,024)	(556,015)	(299,206)	(908,398)	(501,571)

Net Change	$(449,985)	$(281,498)	$926,106	$411,719	$1,174,510	$1,135,949

Annual Report to Shareholders       25
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Legg Mason Value Trust, Inc.:
   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc. (hereafter referred to as the “Fund”) at March 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
May 19, 2006

26      Annual Report to Shareholders
Glossary of Index Definitions
   Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.
   Lipper Diversified Equity Funds — Average of all large-, multi-, mid-, and small-cap funds and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.
   Lipper Large-Cap Core Funds — Average of the 925 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   Lipper Large-Cap Growth Funds — Average of the 721 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   Lipper Large-Cap Value Funds — Average of the 512 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   NASDAQ Composite — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.
   Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
   Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.
   Russell 3000 Index — measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion.
   S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
   S&P Mid-Cap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.
   Value Line Index — Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

Annual Report to Shareholders       27
Directors and Officers

Term of
Office
Name,	and
(Year of Birth) and	Length		Other
Position with	of Time	Number of	Directorships	Principal Occupation(s)
Corporation	ServedA	Funds in Fund Complex Overseen	Held	During the Past Five Years

INDEPENDENT DIRECTORSB:

Hearn, Ruby P. (1940) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1982	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1989	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Chief Executive Officer of The Marrow Foundation (non- profit) since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

28      Annual Report to Shareholders
Directors and Officers — Continued

Term of
Office
Name,	and
(Year of Birth) and	Length		Other
Position with	of Time	Number of	Directorships	Principal Occupation(s)
Corporation	ServedA	Funds in Fund Complex Overseen	Held	During the Past Five Years

INTERESTED DIRECTORSC:

Curley Jr., John F. (1939) Chairman and Director	Since 1982	Chairman and Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	President since 2001 and Director since 2002	President and Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1985	Vice President and Chief Financial Officer of all Legg Mason funds consisting of 20 portfolios.	None	Vice President and Chief Financial Officer, since 2006 of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund (2001-present), Western Asset Premier Bond Fund (2001-present), Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Treasurer of all Legg Mason Funds (1986-2006).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	Vice President and Chief Legal Officer of all Legg Mason funds consisting of 20 portfolios.	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Olmert, Amy M. (1963) Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all Legg Mason funds consisting of 20 portfolios.	None	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	Treasurer of Legg Mason Equity Funds consisting of 13 portfolios.	None	Treasurer, Legg Mason Equity Funds, since 2006. Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting, since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005), Assistant Treasurer, Legg Mason Equity Funds (1999-2006).

Annual Report to Shareholders       29

Term of
Office
Name,	and
(Year of Birth) and	Length		Other
Position with	of Time	Number of	Directorships	Principal Occupation(s)
Corporation	ServedA	Funds in Fund Complex Overseen	Held	During the Past Five Years

Wachterman, Richard M. (1947) Secretary	Since 2004	Secretary of all Legg Mason funds consisting of 20 portfolios.	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND
OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING
1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S
WEBSITE (http://www.sec.gov).

A	Officers of the Fund are elected annually to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C	Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

30      Annual Report to Shareholders
Board Consideration of Legg Mason Value Trust, Inc.’s Investment Advisory and Management Agreement
   At its November 2005 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Capital Management, Inc. (the “Adviser”), and Legg Mason Value Trust, Inc. (“Value Trust”) (the “Agreement”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Value Trust, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Value Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Value Trust.
   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Value Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.
   The Independent Directors obtained a report on investment performance and expenses from an independent provider of investment company data and retained an independent consultant to assist them in their review and analysis of the Agreement. The Board also drew upon its long association with the Adviser and its personnel, its periodic meetings with the portfolio manager and other employees of the Adviser, and the Board members’ familiarity with the Adviser’s culture, and the manner in which it has sought to strengthen and enhance itself.
   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Value Trust’s returns to the average of appropriate Lipper categories, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Value Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Value Trust’s performance record and the measures that the Adviser was taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser to Value Trust, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Value Trust. The Board also reviewed the Adviser’s reports on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.
   In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Value Trust and profitability for the Adviser and its affiliates from their overall association with Value Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Value Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Value Trust were shared with Value Trust, the Board further noted that Value Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase; and that the Adviser agreed to a lower fee rate at certain asset levels. The Board also compared Value Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Value Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Value Trust.
   After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Value Trust.

Fund Information       33
Investment Adviser
   Legg Mason Capital Management, Inc.
Baltimore, MD
Board of Directors
   John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola
Officers
   Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
Braintree, MA
Custodian
   State Street Bank & Trust Company
Boston, MA
Counsel
   Kirkpatrick & Lockhart Nicholson Graham LLP
Washington, DC
Independent Registered Public Accounting Firm
   PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Fund’s website at www.leggmasonfunds.com/about.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information on any Legg Mason fund, call your financial adviser, call 1-800-577-8589, or visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services—Institutional For FI and I Class Shareholders P.O. Box 17635 Baltimore, MD 21297-1635 888-425-6432 www.lminstitutionalfunds.com
Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary
LMF-002 (3/06)

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Value Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;
•	Compliance with applicable governmental laws, rules and regulations;
•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and
•	Accountability for adherence to the Code of Ethics.
(b)	No response required.
(c)	Not applicable.
(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.
(e)	Not applicable.
(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2005 – $24,000 Fiscal Year Ended March 31, 2006 – $25,200

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2005 — $1,000 Fiscal Year Ended March 31, 2006 — $1,050

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

		There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2005 – $302,596 Fiscal Year Ended March 31, 2006 – $277,065

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.
(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Value Trust, Inc.
By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Value Trust, Inc.
Date:  June 2, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Value Trust, Inc.
Date:  June 2, 2006
By: /s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Value Trust, Inc.
Date:  June 1, 2006